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                                                                    EXHIBIT 32.2

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      Pursuant to 18 U. S. C. Section 1350, I, J. Todd Hagely, hereby certify that the Quarterly Report of Direct General Corporation on Form 10-Q for the quarter ended September 30, 2005 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, and that the information contained in that Report fairly presents, in all material respects, the financial condition and results of operations of Direct General Corporation.

      November 9, 2005                By: /s/ J. Todd Hagely
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            Date                                    (Signature)
                                      Name: J. Todd Hagely
                                      Title: Senior Vice President and
                                             Chief Financial Officer
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